Dahlman Rose Global Transportation Conference United Continental Holdings, Inc. September 5, 2012 Exhibit 99.1

John Rainey Executive Vice President and Chief Financial Officer

Safe Harbor Statement
Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as
“expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-looking statements.  Additionally, forward-looking statements include statements which do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior;
demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the costs and availability of aviation and other insurance; the costs associated with security measures and practices; industry consolidation or changes in airline alliances; competitive pressures on pricing and demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations);
labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions;
the possibility that expected merger synergies will not be realized or will not be realized within the expected time period; and
other risks and uncertainties set forth under Item 1A., Risk Factors of the Company’s Annual Report on Form 10-K, as well as other risks and uncertainties set forth from time to time in the reports we file with the SEC. Consequently, forward-looking statements should not be regarded as representations or warranties by us that such matters will be realized.
3 3

United is transforming
We are building a new airline
Broad, business-centric network
Capacity discipline and business flexibility
Investing in our people, customers,
products and technology
Creating economic value over the
business cycle

Strengthening the balance sheet

Managing the business to create long-term shareholder value 5 Earnings Stability Earnings Expansion Improve Capital Structure Creating Long-Term Shareholder Value

6 Earnings Stability Earnings Expansion Improve Capital Structure Creating Long-Term Shareholder Value

The world’s best network
Serving the most destinations of any global carrier
Hubs in the four largest U.S. cities
50 of Fortune 100 companies headquartered in hubs
Rankings for US carriers by ASMs as of 2011
Source: Earnings releases and SEC filings

Best Network for Business Customers

Note: Rolling consolidated capacity for prior twelve months; industry includes AMR, DAL, LUV and LCC; capacity proforma for merged  carriers
Source: Earnings releases and SEC filings
(10%)
(5%)
0%
5%
4Q09 4Q08 4Q07 4Q06 4Q10
Industry
ex-UAL
2Q12 4Q11
Maintaining capacity discipline is core to our long-term
success

Source: SEC filings and investor updates
Further reducing capacity in response to economic outlook
Reduced FY 2012 consolidated
capacity twice since start of the
year
Expect FY 2012 consolidated
capacity of (0.75%) to (1.75%)
year-over-year
September – December 2012
Consolidated Capacity Guidance
Year-over-Year % Change in ASMs
Current
Guidance
Original
Guidance
(2.0%)
(3.0%)
Previously
Updated
Guidance
(1.0%)
(2.0%)

(0.5%)
0.5%

ROIC goal of 10% over the business cycle
Return on Invested Capital

Note: Results prior to 4Q 2010 pro forma; ROIC calculation available in Appendix A and on our website: http//:ir.united.com
Source: SEC filings
1. Source: Kiodex – Platts US Gulf Coast Jet
10.3%
11.3%
7%
8%
9%
10%
11%
12%
13%
14%
TME 2Q 2012 2010 - 2Q 2012
10%
Threshold
Jet A Price ($/bbl)
1
Achieved 10% ROIC goal in most recent twelve month period despite elevated fuel prices
70
80
90
100
110
120
130
140
Jan. 2012 Jan. 2011 Jan. 2010
Aug. 2012

United’s ROIC calculation
NOPAT
Adjusted pre-tax income
+ Interest expense
+ Interest component of
+ Net interest on pension
Adjusted for cash taxes
Invested Capital
Total assets
+ Capitalized A/C rent (at 7.0x)
- Non-interest bearing liabilities
Invested capital begins with total assets and removes only liabilities that do not require a return (e.g. advanced ticket sales, accounts payable)
Note: NOPAT excludes special items, see non-GAAP reconciliation in Appendix B; Interest components of NOPAT include tax effect at annualized cash tax rate
Source: SEC fillings
11
capitalized A/C rent
ROIC =
ROIC =
Net Operating Profit After Tax (NOPAT)
Average Invested Capital

ROIC goal of 10% over the business cycle 12 $1.0 - $1.2B of synergies Capacity discipline Strengthen our balance sheet Grow high margin components of our business Product and technology investments

(10%)
(5%)
0%
5%
10%
S&P 500
Airline
Industry
Pre-Tax Margin YoY Change (%)
2003 2005 2007 2009 2011
Airline multiple lags other industries due to high leverage
and earnings volatility
Forward P/E Ratio
17
16
14
14
12
6
Note: Airline industry P/E ratio includes UAL, ALK, DAL, JBLU, LCC and LUV;
Other industry P/E ratios include only S&P 500 companies
Source: SEC filings and Thomson One, August 2012

14 Earnings Stability Earnings Expansion Improve Capital Structure Creating Long-Term Shareholder Value

Boeing 737 MAX 9 Investing in our fleet Highly efficient Great fit for network Unrivaled customer experience

Investing in our product and technology New United Club in ORD T-2 Boeing Sky Interior Enhanced Agent Interface Global Satellite Wi-Fi

Growing high margin components of our business

90 million members worldwide
100+ partnerships to earn
Unmatched redemption opportunities
Up to 5 more inches of space in coach
Ancillary Revenue
Economy Plus
Value-add products & services
Dynamic pricing
Improved CRM targeting

18 Earnings Stability Earnings Expansion Improve Capital Structure Creating Long-Term Shareholder Value

Net Debt
1
($B)
19
Net Debt
1
incl. Pension
2
($B)
2012 interest expense
3
expected to decline more than 20% vs. 2010
Committed to strengthening the balance sheet
($3.9)
2011
$12.0
2010
$13.5
2009
$15.9
($3.2)
2011
$16.2
12.0
$17.3
13.5
$19.4
15.9
Net Debt
Pension
2009 2010
4.2
3.8
3.5
Note: Results prior to 4Q 2010 pro forma
1.
Year end balances; Includes aircraft rent capitalized at 7 times
2.
Pension includes the under-funded portion of pension and post-retirement liabilities
3.
2012 interest expense is midpoint of non-operating expense guidance from July 2012 investor Update
Source: Earnings releases, SEC filings and July 2012 Investor Update

$4B of non-aircraft debt coming due in next four years

Scheduled Debt & Capital Lease Payments ($B)
0.6
1.1
1.3
1.2
0.4
2016
$1.0
2015
$2.1
2014
$2.2
2013
$1.9
2012
$1.5
0.8
0.9
0.9
0.9
0.6
Aircraft Non-Aircraft

Increasing unencumbered asset base

$11.3
$7.7
$5.1
$3.0
2015 2013 2014 2012
Unencumbered Asset Balance ($B)
Note: Cumulative total of assets generally accepted as collateral in financing transactions and not then encumbered; Asset values derived from historical appraisals and company estimates; 2012 amount includes currently available assets and assets expected to become unencumbered by 2012 year-end

Creating shareholder value

Improve cost of capital
Manage liquidity levels
Reduce amount of leverage
Increase pool of
unencumbered assets
Improve credit rating
Improve Valuation
Capacity discipline
Stable earnings
Invest in product, technology
Grow high margin businesses
Generate ROIC in excess of
10% over the business cycle
Strengthen Balance Sheet

Appendix A: ROIC calculation
NOPAT ($M) TME 2Q12
Adjusted Pre-Tax Income
1
$1,146
+ Interest Expense
2
870
+ Interest Component of Capitalized Aircraft Rent
2
490
+ Net Interest on Pension
2
166
Adjusted for Cash Taxes (6)
NOPAT $2,666
Invested Capital ($M) TME 2Q12
Total Assets $38,726
+ Capitalized Aircraft Rent (@ 7.0x) 7,077
- Non-Interest Bearing Liabilities (19,863)
Average Invested Capital $25,940
Return on Invested Capital 10.3%
Source: Earnings releases and SEC filings;
1. Excludes special, one-time items. See non-GAAP reconciliation in Appendix B
2. Interest components of NOPAT include tax effect at annualized cash tax rate

Appendix B: Non-GAAP Financial Reconciliation
Pre-tax Earnings ($M) TME 2Q12
Earnings / (Loss)  Before Income Taxes $407
Add: Special Items 739
Adjusted Earnings / (Loss) Before Income Taxes $1,146
Note: Non-GAAP financial measures are presented because they provide management and investors with the ability to measure and monitor UAL’s performance using similar criteria on a consistent basis. UAL believes that adjusting for special items is useful to investors because they are non-recurring items not indicative of UAL’s on-going performance.
Special items relate to activities that are not central to UAL’s ongoing operations or are unusual in nature.